                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement

                                         DREAMLIFE, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        common stock, par value $0.01 per share
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        40,368,351 shares of common stock
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                DREAMLIFE, INC.
                         425 WEST 15TH STREET, FLOOR 3R
                               NEW YORK, NY 10011

                             NOTICE TO STOCKHOLDERS

    The accompanying Information Statement is being mailed on or about January 18, 2000 to all stockholders of record on December 17, 1999 of dreamlife, inc., formerly known as GHS, Inc. ("dreamlife"), in connection with an amendment to dreamlife's 1999 Employee Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan.

    The Board of Directors of dreamlife and holders representing a majority of the outstanding voting stock of dreamlife recently voted in favor of the amendment to increase the shares reserved for issuance under the plan. Information concerning the amendment is described in greater detail in the accompanying Information Statement.

    The accompanying Information Statement is furnished only to inform stockholders of dreamlife of the action describe above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

    WE ARE NOT ASKING YOU FOR A PROXY. DO NOT SEND US A PROXY.

                                          By Order of the Board of Directors

                                          /s/ Beth Polish

                                          Beth Polish
                                          President and Chief Operating Officer

January 18, 2000

                                DREAMLIFE, INC.
                         425 WEST 15TH STREET, FLOOR 3R
                               NEW YORK, NY 10011
                             INFORMATION STATEMENT
                                JANUARY 18, 2000
                       INCREASE IN SHARES ISSUABLE UNDER
                        1999 EMPLOYEE STOCK OPTION PLAN

GENERAL

    This Information Statement is being delivered by dreamlife, inc., a Delaware corporation formerly known as GHS, Inc. ("dreamlife"), in connection with an amendment to dreamlife's 1999 Employee Stock Option Plan (the "1999 Employee Plan"). The amendment will increase, by 1,000,000 shares, the number of shares of dreamlife's common stock, par value $0.01 per share (the "Common Stock"), reserved for issuance under options granted under the 1999 Employee Plan, from 2,287,500 to 3,287,500 shares.

    dreamlife's Board of Directors (the "Board") and holders representing a majority of the outstanding voting stock of dreamlife recently voted in favor of the amendment.

    This Information Statement is being mailed on or about January 18, 2000 to stockholders of record of dreamlife on December 17, 1999.

    The Information Statement is being delivered only to inform stockholders of dreamlife of the corporate action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

    WE ARE NOT ASKING YOU FOR A PROXY. DO NOT SEND US A PROXY.

CHANGE IN BUSINESS

    On April 25, 1999, dreamlife announced an Internet initiative including plans for a network to focus on personal and professional improvement. In connection with this initiative, on May 27, 1999, dreamlife acquired related businesses and rights to related content and intellectual property, contracted for certain co-marketing and co-promotion activities and raised approximately $15.1 million in net proceeds in a private placement of its securities.

    On September 16, 1999, dreamlife ended its association with its former primary business when it distributed to holders of the Common Stock, dreamlife's interest in U.S. NeuroSurgical, Inc. ("USN"), then a wholly-owned subsidiary of dreamlife. USN owns and operates stereotactic radiosurgery centers using the Gamma Knife technology. USN is now a separate company no longer owned in any way by dreamlife.

CHANGE IN CONTROL

    On May 27, 1999, in connection with dreamlife's Internet initiative, dreamlife acquired Change Your Life.com, LLC ("CYL") in a transaction accounted for as a reverse acquisition (the "CYL Transaction"). As a result of the CYL Transaction, members of CYL obtained voting control of dreamlife. CYL was formed in April 1999 by Anthony Robbins ("Robbins") to engage in the development of a web site for personal and professional improvement. The CYL Transaction was effected pursuant to the Contribution and Exchange Agreement (the "Exchange Agreement") dated as of May 20, 1999, among dreamlife, CYL, Robbins, Robbins Research
International Inc., a corporation controlled by Robbins ("RRI"), and CYL Development Holdings, LLC ("Development Holdings").

    Pursuant to the Exchange Agreement, dreamlife issued a total of 99,059.338 shares of newly-designated Series A Convertible Preferred Stock ("Series A Preferred Stock"), to Robbins, RRI and Development Holdings, the members of CYL, in exchange for all of the membership interests in CYL. The shares of Series A Preferred Stock converted into an aggregate of 30,708,396 shares of Common Stock on November 4, 1999. Prior to such conversion, the holders of the Series A Preferred Stock voted on an as converted basis with the holders of the Common Stock.

    At December 30, 1999, dreamlife had outstanding 40,368,351 shares of the Common Stock, of which Robbins and his affiliates owned approximately 57.1%, Development Holdings owned approximately 19.0% and the holders of the Common Stock immediately prior to the CYL Transaction, owned approximately 18.1%.

AGREEMENT REGARDING THE ELECTION OF DIRECTORS AND OTHER MANAGEMENT ISSUES

    In connection with and pursuant to the Exchange Agreement, dreamlife amended and restated its by-laws (the "Restated By-Laws"). The Restated By-Laws require, among other things, that the following persons be nominated for election as members of the Board:

    (i) W. Grant Gregory;

    (ii) Charles D. Peebler, Jr.;

   (iii) Fredric D. Rosen;

    (iv) one person selected by the Board as it existed on May 27, 1999, the date of the closing of the CYL Transaction (the "Old Board");

    (v) three persons designated by Robbins (the "Robbins Directors"); and

    (vi) the Chief Executive Officer of dreamlife (the selection of which Robbins has the right to approve as described below).

    Development Holdings, Robbins and RRI (collectively, the "CYL Transaction Group") agreed with each other and dreamlife to vote their shares for the election of W. Grant Gregory, Charles D. Peebler, Jr. and Fredric D. Rosen as members of the Board in connection with the CYL Transaction. The nominee for director selected by the Old Board was Peter A. Lund. The three nominees for the Robbins Directors were Anthony J. Robbins, H. Peter Guber and Bruce L. Stein. The eighth nominee for director, dreamlife's Chief Executive Officer, will be appointed at such time that dreamlife appoints a new Chief Executive Officer.

    On November 8, 1999, dreamlife sent to its stockholders an Information Statement for the election of the nominees set forth above. On November 18, 1999, the tendered resignations of the Old Board became effective and the nominees assumed their positions as directors resulting in an entirely new Board.

    At each subsequent election of directors and for so long as Robbins or any of his affiliates hold in the aggregate at least 10% of the outstanding shares of Common Stock or Common Stock equivalents, the Board shall consist of the following persons:

    (i) three persons to be designated by Robbins or his affiliates;

    (ii) four persons nominated by a nominating committee consisting of the directors of dreamlife (other than the Robbins Directors and the Chief Executive Officer of dreamlife) and their respective successors; and

   (iii) the Chief Executive Officer of dreamlife.

    If any director is unable to serve or, once having commenced to serve, is removed or withdraws from the Board, the replacement of such director on the Board will be nominated in accordance with the procedures described above.

    In addition, the Restated By-Laws provide that during the term of the Content Provider Agreement and License (the "Content Provider Agreement") effective as of April 23, 1999, among CYL, Robbins and RRI, Robbins will have the right to approve the selection of the Chief Executive Officer of dreamlife by the Board (the "CEO Approval Right"). The CEO Approval Right will expire if the entire interest in dreamlife (or successor thereto) obtained by Robbins and RRI in connection with the Exchange Agreement is transferred to any other party on an involuntary basis, e.g., through bankruptcy proceedings or pursuant to a court order. The Content Provider Agreement may be terminated by any party thereto (i) after the tenth anniversary of the launch of the web site on which Robbins content is offered (the "Launch Date") if dreamlife does not meet specified financial benchmarks by such time or (ii) after the eleventh anniversary of the Launch Date if dreamlife does not meet certain promotional criteria with respect to the Robbins content. The Content Provider Agreement may also be terminated if a material term of certain agreements between dreamlife and Robbins and RRI is breached without cure or dreamlife becomes insolvent, is liquidated, dissolved or the subject of certain bankruptcy proceedings.

    The Restated By-Laws also provide that the Board shall be chaired by a non-executive Chairman of the Board. The Restated By-Laws provide that the Chairman of the Board shall be Robbins or a person nominated by Robbins from among dreamlife's directors provided that Robbins or his affiliates hold at least 10% of the outstanding shares of Common Stock or Common Stock equivalents. The Chairman of the Board is also required to serve as Chairman of dreamlife's Executive Committee. Robbins currently serves as Chairman of the Board and is a member of dreamlife's Executive Committee.

    Robbins, RRI and Development Holdings have agreed with each other and with dreamlife pursuant to the Stockholders' Agreement dated May 27, 1999, among such parties (the "Stockholders' Agreement") that until the earlier of March 31, 2014 and the termination of the Content Provider Agreement, each will vote their respective shares of capital stock of dreamlife (i) in the manner recommended by the Board and (ii) in favor of the election, removal and replacement of directors as described above. The Stockholders' Agreement also contemplated the arrangements described above with respect to the election of a Chief Executive Officer and a Chairman of the Board.

                AMENDMENT TO THE 1999 EMPLOYEE STOCK OPTION PLAN

THE AMENDMENT

    The amendment to the 1999 Employee Plan will increase the number of shares of Common Stock reserved for issuance upon the exercise of options issued under the 1999 Employee Plan. Under the amendment, the number of shares that can be issued under options granted under the 1999 Employee Plan will be increased by 1,000,000, from 2,287,500 to 3,287,500 shares of Common Stock (subject to adjustment for stock splits, stock dividends, recapitalizations and similar events as provided in the 1999 Employee Plan).

    The amendment will not affect any other provision of the 1999 Employee Plan. A copy of the amendment is attached hereto as EXHIBIT A. A copy of the 1999 Employee Plan is attached hereto as EXHIBIT B.

    The amendment is being made in light of the expansion of dreamlife's workforce to enable dreamlife to continue to provide incentives to employees to advance the interests of dreamlife and to enable dreamlife to continue to attract qualified new employees in a competitive marketplace.

    Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, the increase in the number of shares reserved for issuance under the 1999 Employee Plan cannot take effect until 20 days after this Information Statement is sent to dreamlife's stockholders. Accordingly, dreamlife plans to put the amendment into effect as soon as possible after the passage of the required 20-day period.

THE 1999 EMPLOYEE STOCK OPTION PLAN

    Set forth below is a summary of the 1999 Employee Plan and its material provisions. The summary is qualified by reference to the full terms of the 1999 Employee Plan.

    PURPOSES. The purposes of the 1999 Employee Plan are to enable dreamlife to provide additional incentives to dreamlife's and any subsidiary's officers and employees (collectively, "employees"), to advance the interests of dreamlife and to enable dreamlife to attract qualified new employees in a competitive marketplace. Awards under the 1999 Employee Plan give optionees an opportunity to participate in an increase in the market value of the Common Stock. The 1999 Employee Plan provides incentives and flexibility for dreamlife in meeting competitive developments in the marketplace for retaining and attracting qualified employees.

    dreamlife believes that stock options are an important part of the compensation package offered to its employees and that through the grant of stock options its employees' interests are more closely aligned with those of its stockholders. At present, dreamlife does not have a commission or bonus program generally applicable to its employees, nor does dreamlife offer retirement benefits. Generally, dreamlife grants employee stock options subject to minimum vesting periods and employees are required to remain with dreamlife for a number of years to earn and receive the full benefit of a stock option grant.

    ADMINISTRATION. The Board (or a committee of the Board if so directed by the Board) is authorized to administer the 1999 Employee Plan (the "Employee Plan Administrator"). The Employee Plan Administrator interprets the terms and establishes administrative regulations to further the purposes of the 1999 Employee Plan, authorizes awards to eligible participants, determines vesting schedules and takes any other action necessary for the proper implementation and interpretation of the 1999 Employee Plan. If the Board appoints a committee, the committee shall consist of two or more non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

    PARTICIPATION. Every full time employee of dreamlife or of any subsidiary is eligible to participate in the 1999 Employee Plan.

    SHARES AVAILABLE FOR AWARDS. Upon approval of the proposed amendment, an aggregate of 3,287,500 shares of Common Stock will be reserved for issuance under the 1999 Employee Plan. As of December 20, 1999, 2,811,250 shares were subject to options granted, and 63,750 shares were available for future grants, under the 1999 Employee Plan (without giving effect to the additional 1,000,000 shares available under the proposed amendment). The number of shares reserved for issuance are subject to adjustment for stock splits, stock dividends, recapitalizations and similar events. Shares reserved under the 1999 Employee Plan may consist of authorized and unissued shares or treasury shares. If an option expires unexercised or is forfeited or terminated, the shares of Common Stock previously subject to such option will be available for future options granted under the 1999 Employee Plan.

    AWARDS. The 1999 Employee Plan permits grants of incentive stock options ("ISOs") and non-qualified stock options ("NSO"). ISOs are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only employees who are common-law employees of dreamlife or its subsidiaries are eligible for the grant of ISOs. An employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of dreamlife or its subsidiaries is not eligible for the grant of an ISO, unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

    The exercise price per share of an option is established by the Employee Plan Administrator in its discretion, but, in the case of an ISO, may not be less than the fair market value (or not less than 110% under the requirements of Section 422(c)(5) of the Code) of a share of Common Stock as of the date of grant. NSOs may have a specified exercise price that is fixed or varies in accordance with a predetermined formula while the NSO is outstanding, provided that the exercise price per share is not less than the par value per share of the Common Stock. No individual is permitted to receive options to purchase Common Stock during any fiscal year covering in excess of 500,000 shares of Common Stock; provided, however, a newly hired individual may receive options to purchase up to 1,300,000 shares of Common Stock during the portion of the fiscal year remaining after his or her date of hire. To the extent provided by the Employee Plan Administrator in a stock option agreement entered into under the 1999 Employee Plan, the holder of an option can choose to pay the exercise price of the option in cash, with the surrender of previously owned capital stock of dreamlife, through the use of certain broker assisted sales of Common Stock, with a promissory note or by any other legal consideration deemed appropriate by the Employee Plan Administrator. At the Employee Plan Administrator's discretion, new options may be granted automatically to an optionee when he or she exercises options previously granted.

    Options may be exercisable in part from time to time or in whole at any time after a portion becomes fully vested, for a period not to exceed ten years from the date of grant, in the case of an ISO (or five years under the requirements of Section 422(c)(5) of the Code). The exercise of an option may also be subject to restrictions and special vesting provisions determined by the Employee Plan Administrator on the date of grant. The exercise of an option may be accelerated in the event of the optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service with or without cause. Such period will be established by the Employee Plan Administrator in its discretion on the date of grant. Options will not be transferable except upon death (in which case they may be exercised by the decedent's executor or other legal representative).

    MARKET PRICE OF THE COMMON STOCK. The last reported trade price of the Common Stock on the OTC Bulletin Board on January 13, 2000 was $13.875 per share.

    ACCELERATION OF OPTIONS ON CHANGE IN CONTROL. If a Change in Control (as defined in the 1999 Employee Plan) occurs with respect to dreamlife, then simultaneously with the date of consummation of such Change of Control, (A) if an optionee has continuously been a Key Employee (as defined in the 1999 Employee Plan) of dreamlife during the Requisite Service Period (as defined below), the number of shares that vest and become exercisable with respect to an option shall accelerate as to the lesser of (i) 25% of the shares originally covered by the option or (ii) the remaining unvested shares covered by the option and (B) unless accelerated pursuant to clause (A) above, the remaining unvested options, if any, shall continue to vest as set forth in the option agreement evidencing the grant. "Requisite Service Period" means the one-year period ending the date immediately preceding the date that a Change in Control is consummated.

    ESTIMATES OF BENEFITS. The amount of benefit to be received under the 1999 Employee Plan is not currently determinable.

    NO STOCKHOLDER RIGHTS. An optionee shall have no dividend rights, voting rights or any other rights as a stockholder with respect to any shares of Common Stock covered by an option prior to the issuance of a stock certificate for such Common Stock.

    AMENDMENT AND TERMINATION. The Board may, at any time and for any reason, amend or terminate the 1999 Employee Plan. Amendments to the 1999 Employee Plan are subject to the approval of dreamlife's stockholders only to the extent required by applicable laws, regulations or rules. The 1999 Employee Plan terminates by its terms on September 7, 2009, ten years after its adoption by the Board. Following termination of the 1999 Employee Plan, options may no longer be granted. Termination of the 1999 Employee Plan will not affect options then outstanding under the 1999 Employee Plan.

    MARKET STAND-OFF. dreamlife may establish one or more periods of 90-180 days during which options and shares acquired pursuant to options may not be sold, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of dreamlife securities. During any such period, holders of options and shares acquired pursuant to options would also be prohibited from contracting to sell or otherwise disposing of such securities.

    FEDERAL INCOME TAX CONSEQUENCES. dreamlife believes that under present law, the following are the federal income tax consequences that arise with respect to options granted under the 1999 Employee Plan.

    NON-QUALIFIED STOCK OPTIONS.

    The grant of an NSO will create no tax consequences for the optionee, and dreamlife will not be entitled to a deduction in connection with the grant. Upon the exercise of an NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the optionee as ordinary income and dreamlife will be entitled to a deduction in the same amount. In general, the optionee's tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent disposition of such shares, the optionee generally will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the optionee's basis in the shares and the sale price. If the shares were held more than twelve months, the applicable maximum long-term capital gains rate is currently 20%.

    If the optionee pays the exercise price upon the exercise of NSOs with previously acquired shares of stock, the transaction is separated into two components. First, the exchange by the optionee of the shares of stock generally is treated as a tax-free exchange with respect to receipt by the optionee of the same number of shares of stock paid by the optionee in the exchange. With respect to such number of shares of stock, the optionee's basis in such shares will be the same as the optionee's basis in the shares of stock paid by the optionee in the exchange, and the capital gain holding period runs without interruption from the date on which the previously held shares were acquired. Second, the optionee will be taxed as ordinary income on the amount of the difference between the fair market value of the additional shares of stock received and the amount of any cash the optionee pays in the exercise transaction. The optionee's basis in the additional shares of common stock will be equal to the fair market value of such shares on the date the shares are issued, and the capital gain holding period will also commence on such date.

    INCENTIVE STOCK OPTIONS.

    The grant of an ISO will create no tax consequences for a optionee or dreamlife. An optionee generally will have no taxable income upon exercising an ISO within the time period set forth in such optionee's option agreement (except that the alternative minimum tax may apply), and dreamlife will receive no deduction when an ISO is exercised provided that the optionee is still employed by dreamlife (or the optionee terminated employment no more than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon death or disability of the optionee. A sale of the shares received upon the exercise of an ISO that occurs both more than one year after the exercise of the ISO and more than two years after the grant of the ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares (the applicable maximum long-term capital gains rate is currently 20%). Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a disqualifying disposition), the optionee will recognize ordinary income and dreamlife will receive a corresponding deduction equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on the disposition over the exercise price for such shares. Any additional gain would be treated as a capital gain.

    The favorable tax treatment associated with ISOs is available to the optionee only to the extent that the value of the shares (determined at the time of grant) covered by the ISOs that are first exercisable in any single calendar year does not exceed $100,000. If ISOs that cover an aggregate amount of shares in excess of $100,000 become exercisable in the same calendar year, the excess will be treated as a NSO.

    If the optionee pays the exercise price upon the exercise of ISOs with previously acquired shares of stock, just as in the NSO context, such a surrender transaction generally is treated as a tax-free exchange of the old shares for the same number of new shares. With respect to such number of new shares of stock, the optionee's basis in such new shares is the same as the optionee's basis in the old shares, and the capital gain holding period runs without interruption from the date when the old shares were acquired. However, the holding period will not be credited for purposes of the one-year holding period described above in order for the new shares to receive ISO treatment. New shares received in excess of the old shares surrendered will have a new holding period, and have a basis of zero or, if any cash was paid as part of the exercise price, the excess new shares will have a basis equal to the amount of the cash.

    A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods described above before surrendering them, then the surrender of such shares to exercise the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax consequences with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

    WITHHOLDING TAXES. dreamlife will not be obligated to issue any shares under the 1999 Employee Plan until an optionee makes arrangements satisfactory to dreamlife to pay any withholding or other taxes that may be due as a result of the exercise of an option.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table sets forth, as of December 30, 1999, certain information concerning beneficial ownership of dreamlife's voting securities by (i) each person known to dreamlife to beneficially own 5% or more of dreamlife's outstanding voting securities, (ii) all executive officers and directors of dreamlife naming them, and (iii) all executive officers and directors of dreamlife as a group, without naming them.

                                                              NUMBER OF SHARES
                                                                     OF                 PERCENT OF
                                                                COMMON STOCK           COMMON STOCK
                    NAME AND ADDRESS OF                         BENEFICIALLY           BENEFICIALLY
                    BENEFICIAL OWNER(1)                           OWNED(2)               OWNED(3)
------------------------------------------------------------  -----------------       --------------
Anthony J. Robbins..........................................      23,031,297(4)           57.1%
  Chairman of the Board
  9191 Towne Center Drive
  Suite 600
  San Diego, CA 92122

CYL Development Holdings, LLC...............................       7,677,099(5)           19.0%
  330 South Street
  P.O. Box 1975
  Morristown, NJ 07962-1975

Stanley S. Shuman...........................................       2,883,000(6)            7.1%
  711 Fifth Avenue
  New York, NY 10022

Allen & Company Incorporated................................       2,022,000(7)            5.0%
  711 Fifth Avenue
  New York, NY 10022

Beth Polish.................................................         300,000(8)           *
  President and Chief Operating Officer

Fredric D. Rosen............................................         310,000(9)           *
  Director

Philicia G. Levinson........................................               0              *
  Senior Vice President, Chief Financial
  Officer, Secretary and Treasurer

W. Grant Gregory............................................          15,000(10)          *
  Director

H. Peter Guber..............................................          15,000(10)          *
  Director

Peter A. Lund...............................................          15,000(10)          *
  Director

Charles D. Peebler, Jr......................................          15,000(10)          *
  Director

Bruce L. Stein..............................................          15,000(10)          *
  Director

All Directors and Executive Officers as a group (nine                                     57.8%
  persons)..................................................      23,716,297(4)
                                                                      (8)(9)(10)

------------------------------

* less than 1%

(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above. Each holder has an address c/o dreamlife, inc., 425 West 15(th) Street, Floor 3R, New York, NY 10011, unless otherwise noted.

(2) Generally, a person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right.

(3) Based on a total of 40,368,351 shares of Common Stock. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(4) Based in part on a Schedule 13D filed by Robbins and RRI. The shares of Common Stock reported hereby were issued upon the conversion of shares of dreamlife's Series A Preferred Stock held by Robbins and RRI and received by them in the CYL Transaction. Of the number of shares of Common Stock reported in the table, RRI is the direct holder of 6,909,389 shares. In his capacity as Chairman and sole equity owner of RRI, Robbins shares voting and dispositive power with respect to the securities beneficially owned by RRI and may be deemed to be the beneficial owner of such securities. Robbins, RRI and Development Holdings have agreed with each other and with dreamlife pursuant to the Stockholders' Agreement that until the earlier of March 31, 2014 and the termination of the Content Provider Agreement, each will vote their respective shares of capital stock of dreamlife in the manner recommended by the Board and in favor of the election, removal and replacement of directors as described in this Information Statement.

(5) Based on a Schedule 13D filed by Development Holdings, Kurt T. Borowsky and David J. Roy. The shares of Common Stock reported hereby were issued upon the conversion of shares of Series A Preferred Stock held by Development Holdings and received by Development Holdings in the CYL Transaction. In their capacities as managers of Development Holdings, Messrs. Borowsky and Roy together irrevocably possess the sole power to vote and dispose of the Common Stock owned by Development Holdings, and may each, therefore, be deemed to be the beneficial owner of such securities. Further, a charitable trust, of which Messrs. Borowsky and Roy are trustees, owns an indirect pecuniary interest in more than 5% of the shares of Common Stock held by Development Holdings. Robbins, RRI and Development Holdings have agreed with each other and with dreamlife pursuant to the Stockholders' Agreement that until the earlier of March 31, 2014 and the termination of the Content Provider Agreement, each will vote their respective shares of capital stock of dreamlife in the manner recommended by the Board and in favor of the election, removal and replacement of directors as described in this Information Statement.

(6) Includes (i) 1,902,000 shares of Common Stock held by Allen & Company Incorporated ("Allen & Company"), (ii) 120,000 shares of Common Stock issuable upon exercise of warrants held by Allen & Company and (iii) 20,000 shares of Common Stock issuable upon exercise of warrants beneficially owned by Mr. Shuman. Mr. Shuman, who is a Managing Director of Allen & Company, disclaims beneficial ownership of the shares and warrants referred to in clauses (i) and (ii) above, except to the extent of his pecuniary interest therein. Allen & Company disclaims beneficial ownership of the warrants referred to in clause (iii) above.

(7) Includes 120,000 shares of Common Stock issuable upon exercise of warrants beneficially owned by Allen & Company. Does not include 80,000 shares of Common Stock issuable upon exercise of warrants owned of record by Allen & Company in which certain officers and directors of Allen & Company possess a beneficial interest to which Allen & Company disclaims beneficial ownership.

(8) Represents 300,000 shares of Common Stock issuable upon the exercise of presently exercisable options held by Ms. Polish.

(9) Represents 310,000 shares of Common Stock issuable upon the exercise of presently exercisable options held by Mr. Rosen.

(10) Represents 15,000 shares of Common Stock issuable upon the exercise of presently exercisable options held by such individual.

                          REQUIRED APPROVALS OBTAINED

    On December 10, 1999, the Board approved the amendment to the 1999 Employee Plan to increase, by 1,000,000, the number of shares of Common Stock reserved for issuance under the 1999 Employee Plan, from 2,287,500 shares to 3,287,500 shares. Under Delaware law, the record date for such action, which determines the stockholders entitled to vote on such action, was December 17, 1999, the date that written consents signed by a sufficient number of holders to take the action were delivered to dreamlife (the "Record Date").

    On the Record Date, dreamlife's outstanding capital stock entitled to vote on the proposed corporate action consisted of 40,368,351 shares of issued and outstanding Common Stock. The holders of Common Stock are entitled to one vote for each share held on the Record Date. By Written Consent of the Stockholders in Lieu of a Meeting dated December 17, 1999, holders as of the Record Date representing 30,708,396 shares of Common Stock, 76.1% of the shares of Common Stock, approved the proposed amendment to the 1999 Employee Plan.

    Such actions by written consent satisfy the applicable requirements for amending the 1999 Employee Plan that dreamlife obtain the approval of the Board and of stockholders representing a majority of the shares of capital stock entitled to vote on such action. Accordingly, stockholders will not be asked to take further action on the amendment at any future meeting.

    Delaware law does not afford to dreamlife stockholders the opportunity to dissent from the action described in this Information Statement or in connection therewith to receive value for their shares.

                                   EXHIBIT A
               AMENDMENT NO. 1 TO 1999 EMPLOYEE STOCK OPTION PLAN

          AMENDMENT NO. 1 TO THE DREAMLIFE, INC. (FORMERLY GHS, INC.)
                        1999 EMPLOYEE STOCK OPTION PLAN

                                  Effective as
                               December 10, 1999

        1. In accordance with Section 12.2 of the dreamlife, inc. (formerly GHS, Inc.) 1999 Employee Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

    Section 3.1 of the Plan is hereby amended by deleting the reference to the number "2,287,500" and inserting in lieu thereof the reference to the number "3,287,500."

        2. This Amendment No. 1 to the Plan (this "Amendment") constitutes an integral part of the Plan.

        3. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to this Amendment.

        4. This Amendment is executed pursuant to Section 12.2 of the Plan and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Plan, including Section 12.2 thereof. Except as expressly amended or waived by the terms of this Amendment, the terms and conditions of the Plan shall remain unamended and unwaived. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of GHS, Inc. which would require the consent of any shareholders under the Plan.

        5. This Amendment shall be binding upon and inure to the benefit of the Company and its respective successors and assigns.

        6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without regards for principles of conflicts of laws).

        Dated:             , 2000

                                          dreamlife, inc.

                                          By:___________________________________
                                            Name:
                                            Title:

                                   EXHIBIT B
                        1999 EMPLOYEE STOCK OPTION PLAN

                                   GHS, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                              --------
ARTICLE    1.   INTRODUCTION................................................       1

ARTICLE    2.   ADMINISTRATION..............................................       1
           2.1  Committee Composition.......................................       1
           2.2  Committee Responsibilities..................................       1

ARTICLE    3.   SHARES AVAILABLE FOR GRANTS.................................       1
           3.1  Basic Limitation............................................       1
           3.2  Additional Shares...........................................       1

ARTICLE    4.   ELIGIBILITY.................................................       2
           4.1  General Rule................................................       2
           4.2  Limits on Options...........................................       2

ARTICLE    5.   OPTIONS.....................................................       2
           5.1  Stock Option Agreement......................................       2
           5.2  Number of Shares............................................       2
           5.3  Exercise Price..............................................       2
           5.4  Exercisability and Term.....................................       2
           5.5  Effect of Change in Control.................................       2
           5.6  Modification or Assumption of Options.......................       3

ARTICLE    6.   PAYMENT FOR OPTION SHARES...................................       3
           6.1  General Rule................................................       3
           6.2  Surrender of Stock..........................................       3
           6.3  Exercise/Sale...............................................       3
           6.4  Exercise/Pledge.............................................       3
           6.5  Promissory Note.............................................       3
           6.6  Other Forms of Payment......................................       3

ARTICLE    7.   PROTECTION AGAINST DILUTION.................................       3
           7.1  Adjustments.................................................       3
           7.2  Reorganizations.............................................       3

ARTICLE    8.   LIMITATION ON RIGHTS........................................       4
           8.1  Retention Rights............................................       4
           8.2  Stockholders' Rights........................................       4
           8.3  Regulatory Requirements.....................................       4
           8.4  Market Stand-Off............................................       4

ARTICLE    9.   LIMITATION ON PAYMENTS......................................       4
           9.1  General Rule................................................       4
           9.2  Reduction of Payments.......................................       4
           9.3  Overpayments and Underpayments..............................       5
           9.4  Related Corporations........................................       5

ARTICLE   10.   WITHHOLDING TAXES...........................................       5
          10.1  General Rule................................................       5
          10.2  Share Withholding...........................................       5

ARTICLE   11.   ASSIGNMENT OR TRANSFER OF OPTIONS...........................       5

                                                                                PAGE
                                                                              --------
ARTICLE   12.   FUTURE OF THE PLAN..........................................       6
          12.1  Term of the Plan............................................       6
          12.2  Amendment or Termination....................................       6

ARTICLE   13.   DEFINITIONS.................................................       6
          13.1  "Affiliate".................................................       6
          13.2  "Board".....................................................       6
          13.3  "Cause".....................................................       6
          13.4  "Change in Control".........................................       6
          13.5  "Code"......................................................       7
          13.6  "Committee".................................................       7
          13.7  "Common Share"..............................................       7
          13.8  "Company"...................................................       7
          13.9  "Disability"................................................       7
          13.10 "Exchange Act"..............................................       7
          13.11 "Exercise Price"............................................       7
          13.12 "Fair Market Value".........................................       7
          13.13 "ISO".......................................................       8
          13.14 "Key Employee"..............................................       8
          13.15 "NSO".......................................................       8
          13.16 "Option"....................................................       8
          13.17 "Optionee"..................................................       8
          13.18 "Parent"....................................................       8
          13.19 "Plan"......................................................       8
          13.20 "Stock Option Agreement"....................................       8
          13.21 "Subsidiary"................................................       8
          13.22 "Ten Percent Stockholder"...................................       8

ARTICLE   14.   EXECUTION...................................................       8

                                   GHS, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

ARTICLE 1. INTRODUCTION

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking the interests of Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Options which may constitute incentive stock options or nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

    2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee which shall consist of two or more directors of the Company. The Committee shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Options to persons who are officers or directors of the Company subject to Section 16 of the Exchange Act. The Board may also appoint one or more separate committees of the Board, who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company subject to Section 16 of the Exchange Act, may grant Options under the Plan to such Key Employees and may determine all terms of such Options. If no Committee has been appointed, the Board shall administer the Plan, and, during any such period, references to the Committee shall be references to the Board.

    2.2  COMMITTEE RESPONSIBILITIES.  The Committee shall:

        (a) Select the Key Employees who are to receive Options under the Plan;

        (b) Determine the type (ISO or NSO), number, vesting requirements and other features and conditions of such Options;

        (c) Interpret the Plan; and

        (d) Make all other decisions relating to the operation of the Plan.

    The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. Common Shares reserved for issuance under the Plan shall be authorized but unissued Common Shares and Common Shares reacquired by the Company in the open market. The aggregate number of Common Shares reserved for Options awards shall be 2,287,500. The number of Common Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Common Shares that remain available for issuance under the Plan.

    3.2 ADDITIONAL SHARES. The Common Shares covered by any Options or portion of Options that are forfeited, lapse or terminate for any reason before being exercised shall again become available for awards under the Plan. The number of Common Shares available for the grant of Options pursuant to this Article 3 shall be subject to adjustment pursuant to Article 7.

ARTICLE 4. ELIGIBILITY.

    4.1 GENERAL RULE. Only Key Employees shall be eligible for designation as Optionees by the Committee.

    4.2 LIMITS ON OPTIONS. No Key Employee shall receive Options to purchase Common Shares during any fiscal year covering in excess of 500,000 Common Shares; provided, however, a newly hired Key Employee may receive Options to purchase up to 1,300,000 Common Shares during the portion of the fiscal year remaining after his or her date of hire.

ARTICLE 5. OPTIONS.

    5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

    5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The Exercise Price of an ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that is fixed or varies in accordance with a predetermined formula while the NSO is outstanding, provided that the Exercise Price per share shall not be less than the par value of the Common Share.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (5 years in the case of an ISO granted to a Ten Percent Stockholder). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service with or without Cause. The Optionee's service is service for the Company, its Parent or a Subsidiary, and the Stock Option Agreement may provide for service with an Affiliate to continue to be treated as service for purposes of exercisability of the Option.

    5.5 EFFECT OF CHANGE IN CONTROL. In the event that a Change in Control occurs with respect to the Company, then simultaneously with the date of consummation of such Change of Control, (A) if an Optionee has continuously been a Key Employee of Company during the Requisite Service Period (as defined below), the number of Shares that vest and become exercisable with respect to the Option shall accelerate as to the lesser of (i) 25% of the Shares originally covered by the Option or (ii) the remaining unvested Shares covered by the Option and (B) unless accelerated pursuant to clause (A) above, the remaining unvested Options, if any, shall continue to vest as set forth in the Option Agreement. "Requisite Service Period" means the one-year period ending the date immediately preceding the date that a Change in Control is consummated.

    5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents acceptable to the Company at the time when such Common Shares are purchased, except as otherwise provided below.

    6.2 SURRENDER OF STOCK. To the extent the Stock Option Agreement so provides, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for the time period specified by the Committee and surrendered to the Company in good form for transfer. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.4 EXERCISE/PLEDGE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.5 PROMISSORY NOTE. To the extent the Stock Option Agreement so provides, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash or a cash equivalent acceptable to the Company.

    6.6 OTHER FORMS OF PAYMENT. To the extent the Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (a) the number of Options available for future Options under Article 3; (b) the number of Common Shares covered by each outstanding Option; or (c) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 8. LIMITATION ON RIGHTS.

    8.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee of the Company, a Parent, a Subsidiary or an Affiliate or to be retained in any other capacity by the Company, a Parent, a Subsidiary or an Affiliate.

    8.2 STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    8.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    8.4 MARKET STAND-OFF. The Company may establish one or more periods of 90-180 days during which Options and shares acquired pursuant to an Option may not be sold, and neither may the holder of such Company securities contract to sell or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of Company securities.

ARTICLE 9. LIMITATION ON PAYMENTS.

    9.1 GENERAL RULE. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of an Optionee (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of granting an Option under this Plan or at any time thereafter, may specify in writing that such Option shall not be so reduced and shall not be subject to this Article 9. For purposes of this Article 9, the "Reduced Amount" (as defined below) shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

    9.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Optionee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Optionee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Optionee within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Optionee promptly of such election. For purposes of this Article 9, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 9 shall be binding upon the Company and the Optionee and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Optionee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Optionee in the future such amounts as become due to him or her under the Plan.

    9.3 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Optionee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Optionee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Optionee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Optionee, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

    9.4 RELATED CORPORATIONS. For purposes of this Article 9, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 10. WITHHOLDING TAXES.

    10.1 GENERAL RULE. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares under the Plan until such obligations are satisfied.

    10.2 SHARE WITHHOLDING. Subject to such rules and limitations as imposed by the Committee, and to the extent provided in the Stock Option Agreement, an Optionee may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold Common Shares that otherwise would be issued to him or her upon exercise of the Option or by surrendering all or a portion of any Common Shares that he or she previously acquired and held for the time period specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 11. ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in the Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 11 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

ARTICLE 12. FUTURE OF THE PLAN.

    12.1 TERM OF THE PLAN. The Plan shall remain in effect until it is terminated under Section 12.2, except that no Options shall be granted after the tenth anniversary of the earlier to occur of (i) adoption of the Plan by the Board or (ii) the date the Plan is approved by the stockholders.

    12.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 13. DEFINITIONS.

    13.1 "AFFILIATE" means any entity, other than a Subsidiary, if the Company and/or one or more Subsidiary owns, directly or indirectly, not less than 50% of such entity.

    13.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

    13.3 "CAUSE" (a) for those Optionees that have entered into an employment agreement with the Company and "cause" is defined in such agreement, then "cause" shall have the meaning set forth in such employment agreement and (b) for all other Optionees, "cause" means the Optionee's (i) material violation of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate; (ii) conviction for, or guilty plea to, a felony, a crime involving moral turpitude or the perpetration of a common law fraud; (iii) commission of an act of personal dishonesty which involves personal profit in connection with the Company or a Parent, Subsidiary or Affiliate; (iv) material breach of any provision of any agreement or understanding with the Company or a Parent, Subsidiary or Affiliate regarding the performance of service therewith, including without limitation, a willful and continued failure or refusal to perform material required duties, other than as a result of having a Disability, or material breach of any applicable invention assignment or confidentiality agreement or similar agreement with the Company or a Parent, Subsidiary or Affiliate; (v) disregard of the policies of the Company or a Parent, Subsidiary or Affiliate so as to cause material loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate; or
(vi) other misconduct, of any sort, which is materially injurious to the Company, or a Parent, Subsidiary or Affiliate.

    13.4 "CHANGE IN CONTROL" means the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless following such Business Combination (a) the "beneficial owners" of Common Shares and shares representing the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Shares") immediately prior to the Business Combination beneficially own, directly or indirectly, more than 50%, respectively, of the then outstanding common shares and the combined voting power of the then outstanding voting securities, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more intermediary entities) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Common Shares and Voting Shares, as the case may be; (b) no "person" (excluding any entity resulting from such Business Combination or any employee benefit plan or trust maintained by the Company, its Parent or Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of either the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (c) at least 50% of the members of the board of directors of the corporation

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resulting from such Business Combination are "Incumbent Directors". For this purpose, a director is an "Incumbent Director" if such director is a member of the Board on the earlier of the date of execution and delivery of the definitive agreement with respect to the Business Combination or the action of the Board approving such Business Combination (hereafter, the "determination date"); provided, however, that any individual becoming a director of the Board after the determination date and prior to the date of consummation of the Business Combination, and whose election, or nomination for election, was approved by a vote of at least 50% of the directors then comprising Incumbent Directors shall be considered an Incumbent Director.

    For purposes of this definition, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act. In addition, for purposes of this definition, "beneficial owner" shall have the same meaning as set forth under Rule 13d-3 of the Exchange Act.

    13.5  "CODE"  means the Internal Revenue Code of 1986, as amended.

    13.6  "COMMITTEE"  means a committee of the Board, as described in
Article 2.

    13.7  "COMMON SHARE"  means one share of the common stock of the Company.

    13.8  "COMPANY"  means GHS, Inc., a Delaware corporation, or its successor.

    13.9 "DISABILITY" means the Optionee is unable to perform each of the essential duties of such Optionee's occupation by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an ISO following termination of the Optionee's Service, Disability shall mean the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

    13.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    13.11 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

    13.12 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

        (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

        (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee under paragraphs a), (b) or (c) shall be based on the prices reported in the The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

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
    13.13 "ISO" means an incentive stock option described in section 422(b) of the Code.

    13.14 "KEY EMPLOYEE" means a common-law employee of the Company, a Parent or a Subsidiary.

    13.15 "NSO" means a stock option not described in sections 422 or 423 of the Code.

    13.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

    13.17  "OPTIONEE"  means an individual or estate who holds an Option.

    13.18 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    13.19 "PLAN" means the GHS, Inc. 1999 Employee Stock Option Plan, as amended from time to time.

    13.20 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    13.21 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    13.22 "TEN PERCENT STOCKHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

ARTICLE 14. EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the same.

                                          GHS, INC.

                                          By: /s/ Beth Polish
                                          --------------------------------------

                                          Name: Beth Polish
                                          Title: President and Chief Operating
                                          Officer

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